UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 5, 2014, Open Text Corporation (“OpenText”) and Asteroid Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of OpenText (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Actuate Corporation, a Delaware corporation (“Actuate”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will commence a tender offer (the “Offer”) no later than December 16, 2014 to acquire all of the outstanding shares of common stock of Actuate, including the associated preferred stock purchase right issued under Actuate’s rights agreement (“Shares”), at a purchase price of $6.60 per share in cash, without interest (the “Offer Price”). The Board of Directors of Actuate unanimously approved the transaction and the transaction is not subject to a financing condition.

The obligation of Merger Sub to purchase Shares pursuant to the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered and not validly withdrawn a number of Shares that would represent at least a majority of the Shares outstanding, excluding Shares that are owned as of the date of the commencement of the Offer by Actuate, OpenText or any of their direct or indirect wholly-owned subsidiaries, (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired, (iii) no occurrence of a Material Adverse Effect (as defined in the Merger Agreement) and (iv) other customary conditions.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Actuate (the “Merger”), with Actuate surviving the Merger as an indirect wholly-owned subsidiary of OpenText, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, without any stockholder approvals.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Tender and Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, on December 5, 2014, Peter I. Cittadini, President, Chief Executive Officer and a director of Actuate, Arthur C. Patterson, Actuate’s lead independent director, and certain of their affiliates entered into a Tender and Voting Agreement (the “Tender and Voting Agreement”) with OpenText and Merger Sub pursuant to which each such person or entity agreed, among other things, to tender his or its Shares pursuant to the Offer and to vote against (i) any competing Acquisition Proposal (as defined in the Merger Agreement) or any proposal relating to any Acquisition Proposal, (ii) any merger (other than the Merger), consolidation or other combination involving Actuate or any of its subsidiaries or a reorganization, recapitalization, extraordinary dividend, dissolution or liquidation of Actuate or any of its subsidiaries, (iii) to the extent submitted to a stockholder vote, any change in the business, management or Board of Directors of Actuate (other than as directed by OpenText, Merger Sub or any OpenText subsidiary) or (iv) any other action, proposal or agreement that would (A) reasonably be expected to impede, interfere with, materially delay or postpone the Merger and the other transactions contemplated by the Merger Agreement, (B) result in any of the Offer Conditions (as described in the Merger Agreement) or conditions to the Merger not being fulfilled or satisfied or (C) change in any manner the dividend policy or capitalization of, including the voting rights of any class of equity security interests in, Actuate.

As of December 5, 2014, these stockholders collectively owned a number of Shares equal to approximately 9% of the issued and outstanding Shares.

The Tender and Voting Agreement terminates upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the consummation of the Offer, (iii) any modification to the terms of the Offer described in the last sentence of Section 2.01(b) of the Merger Agreement to which Actuate has not consented and (iv) the mutual written agreement of the parties to the Tender and Voting Agreement to terminate the Tender and Voting Agreement.

The foregoing description of the Tender and Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tender and Voting Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement and the Tender and Voting Agreement have been included solely to provide investors and security holders with information regarding their respective terms. Neither of these agreements are intended to be a source of financial, business or operational information about OpenText, Actuate or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement and the Tender and Voting Agreement, respectively, are made only for purposes of the applicable agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement and the Tender and Voting Agreement, respectively, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of OpenText, Actuate or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement or the Tender and Voting Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Additional Information

The tender offer described in this Current Report on Form 8-K has not yet commenced.

This Current Report on Form 8-K is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the tender offer is commenced, OpenText and its wholly-owned subsidiary, Asteroid Acquisition Corporation, intend to file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Actuate intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. OpenText, Asteroid Acquisition Corporation and Actuate intend to mail these documents to the Actuate stockholders. Investors and shareholders should read those filings carefully when they become available as they will contain important information about the tender offer. Those documents as well as OpenText’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at OpenText’s website at www.opentext.com. The website address of OpenText is included in this Current Report as an inactive textual reference only. The information contained on this website is not incorporated by reference in this Current Report and should not be considered to be a part of this Current Report. The offer to purchase and related materials may also be obtained (when available) for free by contacting the information agent to be named for the tender offer.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including statements regarding the proposed Merger, OpenText’s and Actuate’s financial results, estimates and/or business prospects, the combined company’s plans, objectives, expectations and intentions, leadership in the Enterprise Information Management (“EIM”) and the personalized analytics and insights industries and the expected size, scope and growth of the combined company’s operations and the markets in which it will operate, expected synergies, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which OpenText and Actuate operate and are subject to important risks and uncertainties that are difficult to predict and the actual outcome of which may be materially different. These statements reflect beliefs and assumptions that are based on OpenText’s and Actuate’s perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, OpenText and Actuate have made assumptions with respect to the ability of OpenText and Actuate to achieve expected synergies and the timing of same, the ability of OpenText and Actuate to predict and adapt to changing customer requirements, preferences and spending patterns, the ability of OpenText and Actuate to protect their intellectual property, future capital expenditures (including the amount and nature thereof) trends and developments in the information technology and financial sectors and other sectors of the economy that are related to these sectors, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results being similar to historical results, expectations related to future general economic and market conditions and other matters. OpenText’s and Actuate’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. OpenText’s beliefs and assumptions may prove to be inaccurate and consequently OpenText’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)	risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on OpenText’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to Actuate or the transaction could prove to be inaccurate, (c) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the transaction, or the closing of the merger is not consummated for any other reason, (d) the potential failure to retain key employees of OpenText or Actuate as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed Merger, making it more difficult to maintain business relationships;

(ii)	risks and uncertainties relating to OpenText, including (a) the future performance, financial and otherwise, of OpenText, (b) the ability of OpenText to bring new products to market and to increase sales, (c) the strength of OpenText’s product development pipeline, (d) OpenText’s growth and profitability prospects, (e) the estimated size and growth prospects of the EIM market, (f) OpenText’s competitive position in the EIM market and its ability to take advantage of future opportunities in this market, (g) the benefits of OpenText’s products to be realized by customers, and (h) the demand for OpenText’s products and the extent of deployment of OpenText’s products in the EIM marketplace; and

(iii)	risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that OpenText may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of OpenText’s customers, (f) the competition OpenText faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of OpenText’s products or services, (h) the continuous commitment of OpenText’s customers; and (i) demand for OpenText’s products.

For additional information with respect to risks and other factors which could occur, see OpenText’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC (which are available at the SEC’s website at www.sec.gov) and other securities regulators. Many of these factors are beyond OpenText’s control. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

On December 5, 2014, OpenText issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being filed herewith as Exhibit 99.1 and is incorporated by reference herein. The website address of OpenText is included in the press release as an inactive textual reference only. The information contained on this website is not part of the press release and shall not be deemed incorporated by reference in this Current Report and should not be considered to be a part of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 5, 2014, by and among Open Text Corporation, Asteroid Acquisition Corporation and Actuate

10.1	Tender and Voting Agreement, dated as of December 5, 2014, by and among Open Text Corporation, Asteroid Acquisition Corporation and certain stockholders of Actuate

99.1	Press Release issued by Open Text Corporation on December 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 5, 2014	By:	/s/ Gordon A. Davies
Gordon A. Davies Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 5, 2014, by and among Open Text Corporation, Asteroid Acquisition Corporation and Actuate

10.1	Tender and Voting Agreement, dated as of December 5, 2014, by and among Open Text Corporation, Asteroid Acquisition Corporation and certain stockholders of Actuate

99.1	Press Release issued by Open Text Corporation on December 5, 2014

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